Exhibit 10.1

$400,000,000

CHAPARRAL ENERGY, INC.

7.625% Senior Notes due 2022

Purchase Agreement

April 18, 2012

Credit Suisse Securities (USA) LLC

As Representative of the several Initial Purchasers

        listed in Schedule 1 hereto

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Ladies and Gentlemen:

Chaparral Energy, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $400,000,000 principal amount of its 7.625% Senior Notes due 2022 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of May 2, 2012 (the “Indenture”) among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering circular dated April 18, 2012 (the “Preliminary Offering Circular”) and will prepare an offering circular dated the date hereof (the “Final Offering Circular”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Circular have been, and copies of the Final Offering Circular will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement (as defined in Section 14(g)). The Company hereby confirms that it has authorized the use of the Preliminary Offering Circular, the other Time of Sale Information (as defined below) and the Final Offering Circular in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Circular.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Circular, as supplemented and amended by the written communications listed on Annex A hereto.

Pursuant to the offer to purchase dated April 18, 2012, the Company is offering to purchase (the “Tender Offer”) any and all of its outstanding 8.875% Senior Notes due 2017 (the “2017 Notes”) and is seeking consents (the “Consent Solicitation”) for proposed amendments and waivers to the indenture dated as of January 18, 2007, pursuant to which the 2017 Notes are outstanding among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (as amended, restated, supplemented or otherwise modified, the “2017 Notes Indenture”). As described in the Time of Sale Information and the Final Offering Circular, proceeds from the issuance and sale of the Securities, shall be used to (i) pay consideration to holders who tender their 2017 Notes in the Tender Offer and deliver their consents pursuant to the Consent Solicitation, (ii) if necessary, redeem any untendered 2017 Notes in accordance with the terms of the 2017 Notes Indenture, and (iii) pay fees and expenses in connection with the Tender Offer and Consent Solicitation and the issuance and sale of the Securities.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.

(a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, agrees, severally and not jointly, to purchase from the Company, in each case, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.0% of the principal amount thereof, plus accrued interest, if any, from May 2, 2012 to the Closing Date. The Company will not be obligated to deliver the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information and the Final Offering Circular. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

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(ii) neither it nor any Person acting on its behalf has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(h), McAfee & Taft A Professional Corporation, as counsel for the Company, and Cahill Gordon & Reindel LLP as counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company.

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on May 2, 2012, or at such other time or place on the same or such other date, not later than the fourth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

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(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Circular, Time of Sale Information and Final Offering Circular. The Preliminary Offering Circular, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and, the Final Offering Circular, in the form first used by the Initial Purchasers to confirm sales of the Securities does not and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Time of Sale Information or the Final Offering Circular.

(b) Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Circular, (ii) the Final Offering Circular, (iii) the document listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitutes part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication. Each Issuer Written Communication does not conflict with the Time of Sale Information or the Final Offering Circular.

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(c) Financial Statements. The historical financial statements and the related notes thereto of the Company and its consolidated subsidiaries included in each of the Time of Sale Information and the Final Offering Circular present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information and the Final Offering Circular has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the “Summary consolidated historical financial information” and “Selected historical consolidated financial information” set forth in each of the Time of Sale Information and the Final Offering Circular is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(d) No Material Adverse Change. Except as disclosed in the Time of Sale Information and the Final Offering Circular, since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Final Offering Circular, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings under the ABL Revolving Facility (as defined in Section 14(g)), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement other than in the ordinary course of business; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference (including any liability or obligation) with its business, including from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority that is material to the Company and its subsidiaries, taken as a whole.

(e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or lease their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”). The subsidiaries listed in Schedule 2 to this Agreement are the only direct or indirect subsidiaries of the Company other than Oklahoma Ethanol LLC and Chaparral Biofuels, L.L.C., which will not be Guarantors. The Company does not own, directly or indirectly, equity securities or similar ownership interests of any entity other than its interests in such subsidiaries.

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(f) Capitalization. The Company has an authorized capitalization as set forth in each of the Time of Sale Information and the Final Offering Circular under the heading “Capitalization.” The limited partnership agreements or limited liability company agreements governing all outstanding limited partnership interests or limited liability company interests of each Guarantor have been validly executed and delivered, and all capital contributions required under such limited partnership agreements or limited liability company agreements have been paid in full; and, except as otherwise described in each of the Time of Sale Information and the Final Offering Circular, the limited partnership interests or limited liability company interests of each Guarantor are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance or security interest, except as otherwise described in the Time of Sale Information and the Final Offering Circular, including without limitation for liens under or permitted by the ABL Revolving Facility.

(g) Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities(and the related guarantees) and the Registration Rights Agreement (to the extent a party thereto) (collectively, the “Transaction Documents”), and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents has been duly and validly taken.

(h) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantorsenforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or by general equitable principles regardless of whether enforcement is sought in law or equity (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i) The Securities and the Guarantees. The Securities have been duly authorized by the Companyand, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

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(j) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantorsand, when duly executed, authenticated, issued and delivered in accordance with the Indenture and as contemplated by the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Purchase and Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l) Descriptions of Certain Documents. Each of the Securities, the Guarantees, the Indenture and the Registration Rights Agreement conforms in all material respects to the descriptions thereof contained in each of the Time of Sale Information and the Final Offering Circular.

(m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over it or its properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(n) No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees) and the consummation of the transactions contemplated by the Transaction Documents (including the Tender Offer and Consent Solicitation) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (other than liens created under the ABL Revolving Facility), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

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(o) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees) and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) with respect to the Exchange Securities (and the related guarantees) as may be required under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement, (iii) which have been, or prior to the Closing Date will be, obtained, and (iv) which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Legal Proceedings. Except as described in each of the Time of Sale Information and the Final Offering Circular, there are no legal, governmental or regulatory, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the Company’s and each of the Guarantors’ knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(q) Independent Accountants. Grant Thornton LLP, who have certified certain financial statements of the Company and its subsidiaries in each of the Time of Sale Information and the Final Offering Circular, are independent public accountants with respect to the Company and its subsidiaries and are independent public accountants within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

(r) Title to Real and Personal Property. The Company and its subsidiaries have (1) good and defensible title to oil and gas properties owned by the Company and its subsidiaries, (2) good and indefeasable title in fee simple to all other real property owned by the Company and its subsidiaries and (3) good title to all items of personal property owned by the Company and its subsidiaries, in each case that are material to the respective businesses of the Company and its subsidiaries, free and clear of all liens, encumbrances, claims and defects and imperfections of title, except (i) those that are described in the each of the Time of Sale Information and the Final Offering Circular, (ii) those under the ABL Revolving Facility, (iii) those under oil and gas leases, options to lease, operating agreements, utilization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, (iv) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (v) those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property and buildings by the Company or its subsidiaries.

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(s) Title to Intellectual Property. The Company and its subsidiaries own or possess or are licensed to use adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own, possess or license such rights would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

(t) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Final Offering Circular none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith with such exceptions as would not, individually or in the aggregate, result in a Material Adverse Effect; and except as otherwise disclosed in each of the Time of Sale Information and the Final Offering Circular, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets, which has had, nor does the Company have any knowledge of any tax deficiency, which if determined adversely to the Company or its subsidiaries might, individually or in the aggregate, have a Material Adverse Effect.

(v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties, the conduct of their respective businesses as described in each of the Time of Sale Information and the Final Offering Circular, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Final Offering Circular, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except for notices, modifications or non-renewals as would not, individually or in the aggregate, have a Material Adverse Effect.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and the Guarantors, is contemplated or threatened, which disturbance or dispute would have a Material Adverse Effect.

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(x) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety and the environment including without limitation those imposing liability or standards of conduct concerning any hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals currently required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case as described in each of the Time of Sale Information and the Final Offering Circular or for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law; and (v) no property or facility of the Company or any of its subsidiaries is (x) listed or, to the Company’s or any subsidiary’s knowledge, proposed for listing on the National Priorities List under CERCLA or is (y) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

(y) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(z) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are reasonably adequate for the conduct by the Company and its subsidiaries of their respective businesses as is customary for companies engaged in similar businesses in similar industries;

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and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(bb) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Final Offering Circular) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

(cc) No Restrictions on Subsidiaries. Except for the restrictions applicable to subsidiaries that will not be Guarantors, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(dd) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ee) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Circular and the Final Offering Circular, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(ff) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

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(gg) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(hh) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(ii) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(jj) Margin Rules. Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that might cause the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Final Offering Circular to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(kk) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Information or the Final Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll) Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or any Guarantor to believe that the statistical and market-related data included in each of the Time of Sale Information and the Final Offering Circular is not based on or derived from sources that are reliable and accurate in all material respects.

(mm) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in a prospectus that is not described in each of the Time of Sale Information and the Final Offering Circular and that is not so described therein.

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(nn) Engineers; Reserve Reports. The information described in the each of Time of Sale Information and the Final Offering Circular regarding the estimated proved reserves of the Company and the Guarantors is based in part on the reports generated by Cawley, Gillespie & Associates, Inc. and Ryder Scott Company, L. P., each as independent petroleum engineers with respect to the Company and the Guarantors (the “Engineers”). The information underlying the estimates of the reserves of the Company and the Guarantors supplied by the Company to the Engineers, for the purposes of preparing the reserve reports of the Company referenced in each of the Time of Sale Information and the Final Offering Circular (the “Reserve Reports”), was true and correct in all material respects on the date of each such Reserve Report; the estimates of future capital expenditures and other future exploration and development costs supplied to the Engineers were prepared in good faith and with a reasonable basis; the information provided to the Engineers for purposes of preparing the Reserve Reports was prepared in all material respects in accordance with customary industry practices; the Engineers were, as of the date of each of the Reserve Reports prepared by them, and are, as of the date hereof, independent petroleum engineers with respect to the Company and the Guarantors; other than normal production of reserves and intervening spot market product price fluctuations, and except as disclosed in the each of Time of Sale Information and the Final Offering Circular, neither the Company nor any of the Guarantors is aware of any facts or circumstances that would result in a material decline in the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as described in the each of Time of Sale Information and the Final Offering Circular and as reflected in the Reserve Reports; and the estimates of such reserves and the present value of the future net cash flows therefrom as described in the each of Time of Sale Information and the Final Offering Circular and reflected in the Reserve Reports comply in all material respects with the Securities Act.

(oo) OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp) Compliance with Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(qq) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or any of the Guarantors, threatened.

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4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Circular, any other Time of Sale Information, any Issuer Written Communication and the Final Offering Circular (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Amendments or Supplements. Before finalizing the Final Offering Circular or making or distributing any amendment or supplement to any of the Time of Sale Information or the Final Offering Circular, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Final Offering Circular or such amendment or supplement for review, and will not distribute any such proposed Final Offering Circular, amendment or supplement to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Final Offering Circular or the initiation or, to the extent the Company becomes aware, threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Preliminary Offering Circular or the Final Offering Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Preliminary Offering Circular or the Final Offering Circular is delivered to a purchaser, not misleading; (iii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which an Issuer Written Communication would include any untrue statement of a material fact; and (iv) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or, to the extent the Company becomes aware, threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Final Offering Circular or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

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(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Final Offering Circular. If at any time prior to the earlier of (i) 180 days following the Closing Date and (ii) completion of the initial distribution of the Securities (x) any event shall occur or condition shall exist as a result of which the Final Offering Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Final Offering Circular is delivered to a purchaser, not misleading or (y) it is necessary to amend or supplement the Final Offering Circular to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Final Offering Circular as may be necessary so that the statements in the Final Offering Circular as so amended or supplemented will not, in the light of the circumstances existing when the Final Offering Circular is delivered to a purchaser, be misleading or so that the Final Offering Circular will comply with law.

(g) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Final Offering Circular under the heading “Use of proceeds.”

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(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) of Regulation D) or any person acting on behalf of the Company or such affiliate will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act. The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby.

(n) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Circular and the Final Offering Circular, (ii) a written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” thatwas included in the Preliminary Offering Circular or the Final Offering Circular, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Preliminary Offering Circular or the Final Offering Circular.

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6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantorsand their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Final Offering Circular (excluding any amendment or supplement thereto), the effect of which in the judgment of Credit Suisse (as defined in Section 14(g)) is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular.

(d) Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate of the chief executive officer, the chief financial officer and the general counsel of the Company (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Final Offering Circular and, to the best knowledge of such officers, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) to the effect set forth in paragraphs (b) and (c) above and (iv) that, to the knowledge of such officers, the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement are true and correct on and as of the Closing Date.

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(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Grant Thornton LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in each of the Time of Sale Information and the Final Offering Circular; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such Closing Date.

(f) Reserve Engineer Letters. The Initial Purchasers shall have received letters, dated the Closing Date and addressed to the Initial Purchasers, from Cawley, Gillespie & Associates, Inc. and Ryder Scott Company, L. P., each an independent petroleum engineering firm for the Company, in form and substance reasonably satisfactory to the Representative and counsel for the Initial Purchasers.

(g) Opinion of Counsel for the Company. McAfee & Taft A Professional Corporation, counsel for the Company, and Robert W. Kelly II, Esq., General Counsel of the Company, shall have furnished to the Representative, at the request of the Company, their written opinion (which, in the case of McAfee & Taft, P.C., shall include a statement of negative assurance), dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annexes D-1 and D-2, respectively, hereto.

(h) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k) Registration Rights Agreement. The Representative shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(l) DTC. The Securities shall be eligible for clearance and settlement through DTC.

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(m) Tender Offer. Substantially concurrently with the Closing Date, the Company shall have given notice to the trustee under the 2017 Notes Indenture of the Company’s election to redeem all of the 2017 Notes that remain outstanding following the consummation of the Tender Offer and Consent Solicitation.

(n) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers.The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Initial Purchaser, its officers, employees, agents, partners, members, directors and its affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular, Time of Sale Information or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Written Communication (including, without limitation, any electronic road show and the accompanying audio recording) or arise out of or are based upon the omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company.Each Initial Purchaser will severally and not jointly indemnify and hold harmless each of the Company, the Guarantors, each of their respective directors, each of their respective officers and each person, if any, who controls the Company or such Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Initial Purchaser Indemnified Party”), against any losses, claims, damages or liabilities to which such

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Initial Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular, Time of Sale Information or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Written Communicationor arise out of or are based upon the omission or the alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Initial Purchaser Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Initial Purchaser Indemnified Party is a party thereto) whether threatened or commenced based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Preliminary Offering Circular and Final Offering Circular furnished on behalf of each Initial Purchaser: the information contained in the fourth sentence of the eleventh paragraph and the thirteenth paragraph under the caption “Plan of distribution” (the “Initial Purchasers Information”); provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 4(f) of this Agreement as a result of a change in the Initial Purchasers Information, but only so long as the Initial Purchasers had timely provided to the Company written notice of the change so as to permit the Company to meet its obligations under Section 4(f).

(c) Actions against Parties; Notification.Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigationunless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties

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in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably necessary local counsel) for all indemnified parties, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its officers, employees, agents, partners, members, directors and its affiliates and any control persons of such Initial Purchaser shall be designated in writing by Credit Suisse and any such separate firm for the Company, the Guarantors, their respective directors, officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) Contribution.If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

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The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d).

8. Termination. This Agreement may be terminated in the absolute discretion of Credit Suisse, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) any change in United States or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of Credit Suisse, impractical to proceed with the offering, sale or delivery of or to enforce contracts for the sale of the Securities, whether in the primary market or in respect of dealings in the secondary market, (ii) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market; (iii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iv) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (v) any major disruption of settlements of securities, or payment or clearance services in the United States or any other country where such securities are listed or (vi) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis, either within or outside the United States, that, in the judgment of Credit Suisse, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular.

9. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Final Offering Circular or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Final Offering Circular that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that

22

remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s prorata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Circular, any other Time of Sale Information, any Issuer Written Communication and the Final Offering Circular (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and reasonable expenses of counsel for the Initial Purchasers), (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b) If (i) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (ii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement other than a termination pursuant to Section 8(i), 8(iii) or 8(iv), the Company

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and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers, employees, agents, partners, members and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14. Miscellaneous.

(a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Credit Suisse on behalf of the Initial Purchasers, and any such action taken by Credit Suisse shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: LCD-IBD, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention: Doug Horowitz, Esq. Notices to the Company shall be given to it at 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114 (fax: (405) 478-2906); Attention: General Counsel.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

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(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“ABL Revolving Facility” shall mean that certain eighth restated senior secured asset-based revolving credit facility of the Company, dated as of April 12, 2010, by and among the borrowers party thereto, including the Company, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended to the date hereof.

“Agreement” shall mean this purchase agreement.

“Credit Suisse” shall mean Credit Suisse Securities (USA) LLC.

[Remainder of page intentionally left blank]

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, CHAPARRAL ENERGY, INC.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	President & CEO

CHAPARRAL ENERGY, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

CHAPARRAL RESOURCES, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

CHAPARRAL CO2, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

CHAPARRAL REAL ESTATE, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

[Signature Page to the Purchase Agreement]

CEI ACQUISITION, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

CEI PIPELINE, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	President

CHAPARRAL EXPLORATION, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer
	Name:	Mark A. Fischer
	Title:	Manager

[Signature Page to the Purchase Agreement]

CREDIT SUISSE SECURITIES (USA) LLC For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By:	/s/ Aaron Gaydosik
Name:	Aaron Gaydosik
Title:	Director

[Signature Page to the Purchase Agreement]

Schedule 1

Initial Purchaser	Principal Amount
Credit Suisse Securities (USA) LLC	$120,000,000
Credit Agricole Securities (USA) Inc.	49,000,000
J.P. Morgan Securities LLC	49,000,000
RBC Capital Markets, LLC	49,000,000
Wells Fargo Securities, LLC	49,000,000
Capital One Southcoast, Inc.	15,000,000
SG Americas Securities, LLC	15,000,000
UBS Securities LLC	15,000,000
Comerica Securities, Inc.	6,500,000
KeyBanc Capital Markets Inc.	6,500,000
Lloyds Securities Inc.	6,500,000
Mitsubishi UFJ Securities (USA), Inc.	6,500,000
Scotia Capital (USA) Inc.	6,500,000
U.S. Bancorp Investments, Inc.	6,500,000

Total	$400,000,000

Schedule 2

Guarantors

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Chaparral Energy, L.L.C.	Oklahoma

Chaparral Resources, L.L.C.	Oklahoma

Chaparral CO2, L.L.C.	Oklahoma

Chaparral Real Estate, L.L.C.	Oklahoma

CEI Acquisition, L.L.C.	Delaware

Green Country Supply, Inc.	Oklahoma

CEI Pipeline, L.L.C.	Texas

Chaparral Exploration, L.L.C.	Delaware

Roadrunner Drilling, L.L.C.	Oklahoma

ANNEX A

Additional Time of Sale Information

1. Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Form of
Pricing Term Sheet for

the Securities

To be provided under separate cover.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each initial purchaser has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Notes which are the subject of the offering contemplated by this Offering Circular to the public in that Relevant Member State other than:

(i) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(ii) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Dealer or Dealers nominated by the Issuer for any such offer; or

(iii) in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Notes shall require the Issuer or any initial purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

(d) Each initial purchaser has represented and agreed that:

(i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer or the Guarantors; and

(ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

(e) Each initial purchaser has represented and agreed that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any notes with a denomination of less than €50,000 (or its other currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in article 3 of the Dutch Securities Transactions Supervision Act 1995 (Wet toezicht effectenverkeer 1995) is applicable and the conditions attached to such exemption or exception are complied with.

(f) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Final Offering Circular, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D-1

Form of Opinion of McAfee & Taft, P.C. for the Company and Guarantors

We have acted as special counsel to Chaparral Energy, Inc., a Delaware corporation (the “Issuer”), in connection with the Purchase Agreement dated April 18, 2012 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (as defined below) (collectively, the “Guarantors”), and (iii) Credit Suisse Securities (USA) LLC as representative for the Initial Purchasers listed in Schedule 1 to the Purchase Agreement (the “Initial Purchasers”), relating to the sale by the Issuer to the Initial Purchasers of $400,000,000 aggregate principal amount of the Issuer’s 7.625% Senior Notes due 2022 (the “Initial Securities”). The Issuer and the Guarantors are referred to collectively herein as the “Obligors.” The Initial Securities are being issued under an Indenture dated as of May 2, 2012 (the “Indenture”), by and among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement.

The Obligors and the Initial Purchasers have entered into a Registration Rights Agreement, dated as of May 2, 2012 (the “Registration Rights Agreement”), pursuant to which the Obligors have agreed to file, under certain conditions, with the Securities and Exchange Commission (the “SEC”), a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to an offer (the “Exchange Offer”) by the Obligors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new notes (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.

We are furnishing this opinion letter to you pursuant to Section 6(g) of the Purchase Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

(a) the Issuer’s Preliminary Offering Circular dated April 18, 2012 (the “Preliminary Offering Circular”) relating to the Initial Securities;

(b) the Issuer’s Final Offering Circular dated April 18, 2012 (the “Final Offering Circular”) relating to the Initial Securities;

(c) the Pricing Supplement dated April 18, 2012 relating to the Initial Securities (such document, together with the Preliminary Offering Circular, being referred to herein as the “Time of Sale Information”);

(d) the Indenture;

(e) the form of the Initial Securities and the form of the Exchange Securities;

(f) the global notes executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $            , representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Rule 144A under the Securities Act;

(g) the global notes executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $400,000,000, representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Regulation S under the Securities Act;

(h) the Purchase Agreement;

(i) the Registration Rights Agreement;

(j) the Certificate of Incorporation of the Issuer, certified by the Secretary of State of the State of Delaware as in effect on April             , 2012 and certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof (the “Issuer Charter”);

(k) the Bylaws of the Issuer (the “Issuer Bylaws”), certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof;

(l) the Certificate of Incorporation of Green Country Supply, Inc. (“Green Country Supply”), certified by the Secretary of State of the State of Oklahoma as in effect on April             , 2012 and certified by the Secretary of Green Country Supply as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof (the “Green Country Supply Charter”);

(m) the Bylaws of Green Country Supply (“Green Country Supply Bylaws”), certified by the Secretary of Green Country Supply as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof;

(n) the Certificates of Formation of the Delaware LLCs, certified by the Secretary of State of the State of Delaware as in effect on April             , 2012 and certified by the respective Secretaries of the Delaware LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof (the “Delaware LLCsCertificates of Formation”);

(o) the Limited Liability Company Agreements of the Delaware LLCs, certified by the respective Secretaries of the Delaware LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof;

(p) the Certificates of Limited Liability Company of the Oklahoma LLCs, certified by the Secretary of State of the State of Oklahoma as in effect on April             , 2012 and certified by the respective Secretaries of the Oklahoma LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof (the “Oklahoma LLCsCertificates of Limited Liability Company”);

(q) the Limited Liability Company Agreements of the Oklahoma LLCs, certified by the respective Secretaries of the Oklahoma LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (v) below, the date of the Purchase Agreement and the date hereof;

(r) certificates from the Secretary of State of the State of Delaware dated April             , 2012 as to the good standing and legal existence under the laws of the State of Delaware of the Issuer and the Delaware LLCs;

(s) certificates from the Secretary of State of the State of Oklahoma dated April             , 2012as to the good standing and legal existence under the laws of the State of Oklahoma of Green Country Supply and the Oklahoma LLCs;

(t) resolutions of the Board of Directors of the Issuer and Green Country Supply, effective as of April             , 2012 certified by the Secretary of the Issuer and the Secretary of Green Country Supply;

(u) resolutions of the Manager of each of the Delaware LLCs and the Oklahoma LLCs, effective as of April             , 2012, certified by the Secretary of each entity;

(v) a certificate dated the date hereof (the “Opinion Support Certificate”), executed by the President and Chief Executive Officer of the Issuer, in the form attached hereto as Exhibit A;

(w) any Applicable Orders (as defined below); and

(x) each of the Applicable Agreements (as defined below).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Obligors and such agreements, certificates of public officials, certificates of officers or other representatives of the Obligors and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that we did not independently establish or verify, we have relied, to the extent we deem appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Obligors (including without limitation the facts certified in the Opinion Support Certificate), (ii) representations made by the Obligors and representations made by the Initial Purchasers in the Purchase Agreement and (iii) statements and certifications of public officials and others.

As used herein the following terms have the respective meanings set forth below:

“Applicable Agreements” means those agreements and other instruments identified in the Opinion Support Certificate.

“Applicable Guarantors” means Green Country Supply, the Oklahoma LLCs and the Delaware LLCs.

“Applicable Obligor Organizational Documents” means, collectively, the following instruments, each in the form reviewed by us, as indicated above: (i) the Issuer Charter, (ii) the Issuer Bylaws, (iii) the Delaware LLCs Certificates of Formation, (iv) the Oklahoma LLCs Certificates of Limited Liability Company, (v) the Limited Liability Company Agreements of the Delaware LLCs and the Oklahoma LLCs, (vi) the Green Country Supply Charter and (vi) the Green Country Supply Bylaws.

“Applicable Obligors” means the Issuer and the Applicable Guarantors.

“Applicable Orders” means those orders or decrees of governmental authorities identified on Schedule 1 to the Opinion Support Certificate. However, officers of the Issuer have certified in the Opinion Support Certificate that there are no Applicable Orders.

“Delaware LLCs” means Chaparral Exploration, L.L.C. and CEI Acquisition, L.L.C.

“Oklahoma LLCs” means Chaparral Real Estate, L.L.C., Chaparral CO2, L.L.C., Chaparral Energy, L.L.C., Chaparral Resources, L.L.C., CEI Pipeline LLC and Roadrunner Drilling, L.L.C.

“Person” means a natural person or a legal entity organized under the laws of any jurisdiction.

“Transaction Documents” means collectively, the following instruments, each in the form reviewed by us, as indicated above: (i) the Purchase Agreement, (ii) the Registration Rights Agreement, (iii) the Initial Securities and (iv) the Indenture.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Issuer is a corporation formed, validly existing and in good standing under the General Corporation Law of the State of Delaware (the “DGCL”). Green Country Supply is a corporation formed, validly existing and in good standing under the Oklahoma Business Corporation Act (the “OBCA”). The Delaware LLCs are limited liability companies formed, validly existing and in good standing under the Delaware Limited Liability Company Act (the “DLLCA”). The Oklahoma LLCs are limited liability companies formed, validly existing and in good standing under the Oklahoma Limited Liability Company Act (the “OLLCA”).

2. The Issuer has the corporate power and corporate authority under the DGCL to (i) execute and deliver, and to incur and perform all of its obligations under, each of the Transaction Documents to which it is a party and (ii) carry on its business and own and lease its properties as described in the Time of Sale Information and the Final Offering Circular. Green Country Supply has the corporate power and corporate authority under the OBCA to (i) executive and deliver, and to incur and perform all of its obligations under, each of the Transaction Documents to which it is a party and (ii) carry and its business and own and lease its properties as described in the Time of Sale Information and the Final Offering Circular. The Delaware LLCs have the limited liability company power and authority under the DLLCA to (i) execute and deliver, and to incur and perform all of their obligations under, the Transaction Documents to which they are parties and (ii) to carry on their business and own and lease their properties as described in the Time of Sale Information and the Final Offering Circular. The Oklahoma LLCs have the limited liability company power and authority under the OLLCA to (i) execute and deliver, and to incur and perform all of their obligations under, the Transaction Documents to which they are parties and (ii) to carry on their business and own and lease their properties as described in the Time of Sale Information and the Final Offering Circular.

3. Each of the Transaction Documents, and the issuance and sale of the Initial Securities pursuant to the Purchase Agreement and the Indenture, has been duly authorized by the Issuer, and each of the Transaction Documents has been duly executed and delivered by the Issuer. The Exchange Securities have been duly authorized by the Issuer. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the Applicable Guarantors.

4. None of (i) the execution and delivery by or on behalf of the Applicable Obligors of, nor the performance of their respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (ii) the offering, issuance, sale and delivery of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement, (iii) the offering, issuance, exchange and delivery of the Exchange Securities pursuant to the Exchange Offers contemplated by the Registration

Rights Agreement in the manner therein contemplated, (iv) the issuance of the guaranties of the Initial Securities by the Applicable Guarantors or (v) the issuance of the guaranties of the Exchange Securities by the Applicable Guarantors at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute (1) a violation of any of the Applicable Obligor Organizational Documents or (2) a breach or violation, or a default (or an event which, with notice or passage of time or both, would constitute a default) under any Applicable Agreement, (B) resulted, results or will result in any violation of (1) the applicable laws of the State of Oklahoma, (2) the applicable laws of the United States of America, (3) the DGCL or DLLCA or (4) Regulation T, U or X of the Federal Reserve Board, or (C) resulted, results or will result in the contravention of any Applicable Order.

5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for the execution and delivery by each of the Applicable Obligors of, the Transaction Documents to which it is a party or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Documents against any of the Applicable Obligors that is a party thereto. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Oklahoma or the United States of America, pursuant to (i) applicable laws of the State of Oklahoma, (ii) applicable laws of the United States of America, (iii) the DGCL or (iv) the DLLCA.

6. The statements under the captions “Description of the notes” “and “Exchange offer; Registration rights” in the Preliminary Offering Circular and the Final Offering Circular, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.

7. The statements in the Preliminary Offering Circular and the Final Offering Circular under the captions “Certain U.S. federal income tax considerations,” and “Business and properties — Environmental matters and regulation,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

8. The Indenture constitutes a valid and binding obligation of each of the Applicable Obligors, enforceable against each of them in accordance with its terms.

9. When authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Initial Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with its terms.

10. When the Initial Securities have been authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the guarantees of the Initial Securities included in the Indenture will constitute valid and binding obligations of the Applicable Guarantors, enforceable against the Applicable Guarantors in accordance with the terms of the Indenture.

11. When validly executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with its terms.

12. When the Exchange Securities have been validly executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the guarantees included in the Indenture of the Exchange Securities will constitute valid and binding obligations of the Applicable Guarantors, enforceable against the Applicable Guarantors in accordance with the terms of the Indenture.

13. The Registration Rights Agreement constitutes a valid and binding obligation of each of the Applicable Obligors, enforceable against each of them in accordance with its terms.

14. Assuming (i) the accuracy of the representations and warranties of the Obligors set forth in paragraphs (ee), (ff), (gg) and (hh) of Section 3 of the Purchase Agreement, (ii) the due performance by the Obligors and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and the restrictions described in the Final Offering Circular, (iv) the accuracy of the representations and warranties of the Initial Purchasers set forth in paragraph (b) of Section 1 of the Purchase Agreement (including Annex C thereto), (v) the accuracy of the representations and warranties made or deemed to be made in accordance with the Purchase Agreement and the Final Offering Circular by purchasers to whom the Initial Purchasers initially resell the Initial Securities, and (vi) that purchasers to whom the Initial Purchasers initially resell the Initial Securities have been made aware of the information set forth in the Final Offering Circular under the caption “Transfer restrictions,” (A) the offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Applicable Guarantors) to the Initial Purchasers and the initial resale of the Initial Securities (and the guaranties thereof by the Applicable Guarantors) by the Initial Purchasers in accordance with paragraph (b) of Section 1 of the Purchase Agreement (including Annex C thereto), each in the manner contemplated by the Purchase Agreement and the Final Offering Circular, do not require registration under the Securities Act; provided, however, that we express no opinion as to any subsequent resale of any Initial Securities (and the guaranties thereof by the Guarantors) or any Exchange Securities (and the guaranties thereof by the Guarantors), and (B) prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

15. The Issuer is not an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

In addition, we have participated in conferences with officers and other representatives of the Obligors, the independent registered public accounting firm and the independent reserve engineers for the Obligors, your counsel and your representatives at which the contents of the Time of Sale Information and the Final Offering Circular and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Time of Sale Information and the Final Offering Circular (except as and to the extent set forth in paragraphs 6 and 7 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Obligors), no facts have come to our attention that have led us to believe that (i) the Time of Sale Information, as of 1:25 p.m., New York Time, on April 18, 2012 (which you have informed us is a time prior to the time of the first sale of the Initial Securities by any Initial Purchaser), contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the Final Offering Circular, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no opinion, statement or belief in this letter with respect to (i) the historical financial statements and related schedules, including the notes and schedules thereto and the auditor’s reports thereon and (ii) any other reserve, financial or accounting data, included in, or excluded from, the Final Offering Circular or the Time of Sale Information.

We express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of Oklahoma, (ii) applicable laws of the United States of America, (iii) certain other specified laws of the United States of America to the extent referred to specifically herein, (iv) the DGCL and (v) the DLLCA. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references to “applicable laws” (including without limitation those appearing in paragraphs 4 and 5 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust, laws, rules or regulations.

Our opinions expressed herein are subject to the following additional assumptions and qualifications:

(i) The opinions set forth in paragraph 1 above as to the valid existence and good standing of the Issuer and the other entities mentioned in such paragraph are based solely upon our review of certificates and other communications from the appropriate public officials.

(ii) In rendering the opinions set forth in paragraph 4 above regarding Applicable Agreements, we do not express any opinion, however, as to whether the execution or delivery by the Obligors of the Transaction Documents, or the incurrence or performance by any of the Obligors of its obligations thereunder, will constitute a violation of, or a default under or as a result of, any covenant, restriction or provision, in each case with respect to any financial ratio or test or any aspect of the financial condition or results of operation of any of the Obligors.

(iii) The opinion set forth in paragraph 7 above with respect to United States federal income tax considerations is based upon our interpretations of current United States federal income tax law, including court authority and existing final and temporary U.S. Treasury regulations, which are subject to change both prospectively and retroactively, and upon the assumptions and qualifications discussed herein. We note that such opinion represents merely our best legal judgment on the matters presented and that others may disagree with our conclusion. Such opinion is not binding upon the Internal Revenue Service or courts, and there is no guarantee that the Internal Revenue Service will not successfully challenge our conclusions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of our conclusions.

(iv) Treasury Circular 230 Disclosure. This disclosure is provided to comply with Treasury Circular 230. The opinion set forth in paragraph 7 of this letter is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. Such opinion was written to support the promoting, marketing or recommending of the transactions or matters addressed by this written advice, and the taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. No limitation has been imposed by our firm on disclosure of the tax treatment or tax structure of the transaction.

(v) Our opinions in paragraphs 8, 9, 10, 11, 12 and 13 above may be:

(1) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally; and

(2) subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and concepts of materiality, reasonableness, good faith and fair dealing.

(vi) With respect to our opinions in paragraphs 8, 9, 10, 11, 12 and 13, the Transaction Documents state that they are governed by the laws of the State of New York. Section 162 of Title 15 of the Oklahoma Statutes provides as follows:

A contract is to be interpreted according to the law and usage of the place where it is to be performed, or, if it does not indicate a place of performance, according to the law and usage of the place where it is made.

In addition to the general choice of law rule stated above, 12A Okla. Stat. § 1-301(1) states as follows:

Except as provided hereafter in this section, when a transaction bears a reasonable relation to this state and also to another state or nation, the parties may agree that the law either of this state or of such other state or nation shall govern their rights and duties. . .

The Oklahoma courts have held in cases construing choice of law provisions in promissory notes that an express provision by the parties designating a place of performance or providing a specific choice of law will be given effect if the designated state bears a reasonable relation to the transaction, unless to give it effect would violate the public policy of Oklahoma. Although we have found no Oklahoma cases specifically addressing the choice of law applicable to a note purchase agreement or a guaranty, we believe that, based on such decisions, an Oklahoma court would give effect to the choice of law provisions in the Transaction Documents that call for the application of New York law as long as Oklahoma public policy is not violated.

(vii) We express no opinion as to the effect of the laws of any jurisdiction in which any holder of any Initial Security or Exchange Security is located (other than the State of Oklahoma) that limit the interest, fees or other charges such holder may impose for the loan or use of money or other credit.

(viii) We express no opinion as to the validity, binding effect or enforceability of Section 4.9 of the Indenture or the first two sentences of Section 7.7 of the Indenture.

43

(ix) We express no opinion as to the validity, effect or enforceability of any provisions:

(1) purporting to establish particular notice periods or actions as “reasonable,” to establish evidentiary standards or limitations periods for suits or proceedings to enforce such documents or otherwise, to establish certain determinations (including determinations of contracting parties and judgments of courts) as conclusive or conclusive absent manifest error, to commit the same to the discretion of any Person or permit any Person to act in its sole judgment or to waive rights to notice (including, without limitation, notice of acceleration, demands, defenses, counterclaims or setoffs);

(2) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;

(3) relating to severability or separability;

(4) purporting to limit the liability of, or to exculpate, any Person, including without limitation any provision that purports to waive liability for violation of securities laws;

(5) that constitute an agreement to agree in the future on any matter;

(6) that relate to indemnification, contribution or reimbursement obligations to the extent any such provisions (A) would purport to require any Person to provide indemnification, contribution or reimbursement in respect of the negligence, recklessness, willful misconduct or unlawful or wrongful behavior of any Person, (B) violate any law, rule or regulation (including any federal or state securities law, rule or regulation) or (C) are determined to be contrary to public policy;

(7) purporting to establish any obligation of any party as absolute or unconditional regardless of the occurrence or non-occurrence or existence or nonexistence of any event or other state of facts;

(8) purporting to obligate any party to conform to a standard that may not be objectively determinable or employing items that are vague or have no commonly accepted meaning in the context in which used;

(9) purporting to require the payment of liquidated damages, premiums, additional interest or similar amounts, however denominated, for failure to timely comply with obligations under the Registration Rights Agreement; or

(10) purporting to require that all amendments, waivers and terminations be in writing or the disregard of any course of dealing or usage of trade.

(x) In making our examination of executed documents, we have assumed (except to the extent that we expressly opine above) (1) the valid existence and good standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph (x), all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

(xi) Except to the extent that we expressly opine above, we have assumed that the execution and delivery of the Transaction Documents, and the incurrence and performance of the obligations thereunder of the parties thereto do not and will not contravene, breach, violate or constitute a default under (with the giving of notice, the passage of time or otherwise) (1) the certificate or articles of incorporation, certificate of formation, charter, bylaws, limited liability company agreement, limited partnership agreement or similar organic document of any such party, (2) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, (3) any statute, law, rule, or regulation, (4) any judicial or administrative order or decree of any governmental authority, or (5) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority, in each case, to which any party to the Transaction Documents or any of its subsidiaries or any of their respective properties may be subject, or by which any of them may be bound or affected. Further, we have assumed the compliance by each such party, other than the Obligors, with all laws, rules and regulations applicable to it, as well as the compliance by the each of the Obligors, and each other person (if any) directly or indirectly acting on its behalf, with all laws, rules and regulations that may be applicable to it solely by virtue of the particular nature of the business conducted by it or any goods or services produced or rendered by it or property owned, operated or leased by it, or any other facts pertaining specifically to it. In this paragraph (xi), all references to parties to the Transaction Documents, other than the first such reference, shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

(xii) Without limiting the generality of our qualification in clause (1) of paragraph (v) above, we express no opinion as to the applicability or effect of any preference, fraudulent transfer or conveyance, or similar law on the Transaction Documents or any transactions contemplated thereby or any opinion expressed herein.

(xiii) Except to the extent that we expressly opine above, we have assumed that no authorization, consent or other approval of, notice to or registration, recording or filing with any court, governmental authority or regulatory body (other than routine informational filings, filings under the Securities Act and filings under the Securities Exchange Act of 1934, as amended) is required to authorize, or is required in connection with the transactions contemplated by the Transaction Documents, the execution or delivery of thereof by or on behalf of any party thereto or the incurrence or performance by any of the parties thereto of its obligations thereunder.

(xiv) The opinion expressed in paragraph 15 above is given in reliance upon facts set forth in the Opinion Support Certificate.

(xv) We advise you that certain of the guaranty and surety waivers contained in the Indenture may be unenforceable in whole or in part.

(xvi) We understand that you are receiving a separate opinion letter dated the date hereof from Robert W. Kelly II, Esq., General Counsel of the Issuer. We (1) have assumed the accuracy of the opinions and statements expressed therein and (2) assume no responsibility for such opinions and statements.

(xvii) We have assumed that the sale of the Initial Securities pursuant to Regulation S under the Securities Act is not part of a plan or scheme to evade the registration provisions of the Securities Act.

This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Securities or Exchange Securities from you and any subsequent purchaser of any Initial Securities or Exchange Securities, without our express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.

Very truly yours,

McAfee & Taft A Professional Corporation

Exhibit A

Chaparral Energy, Inc.
Officer’s Certificate

May     , 2012

Reference is made to the Purchase Agreement dated as of April 18, 2012 (the “Purchase Agreement”) by and among (i) Chaparral Energy, Inc., a Delaware corporation (the “Company”), (ii) the subsidiaries of the Company named therein as parties thereto and as guarantors of securities purchased and sold pursuant thereto, and (iii) Credit Suisse Securities (USA) LLC, as representative of the initial purchasers of securities purchased and sold pursuant thereto (collectively, the “Initial Purchasers”). The undersigned, Mark A. Fischer, hereby certifies that he is the Chief Executive Officer and President of the Company.

Such officer understands that pursuant to the Purchase Agreement, McAfee & Taft A Professional Corporation (“McAfee & Taft”), special counsel to the Company, is delivering to the Initial Purchasers an opinion letter dated the date hereof (the “Opinion Letter”). Such officer further understands that McAfee & Taft is relying on this certificate and the statements made herein in rendering certain of the opinions expressed in the Opinion Letter.

With regard to the foregoing, the undersigned certifies that he has made due inquiry of all persons necessary or appropriate to verify or confirm the statements contained herein, and he further certifies the following:

1. Attached as a schedule to the Company’s 2011 Form 10-K is a true, accurate and complete list of every indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or other agreement (collectively, the “Applicable Agreements”) that is both (a) material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries, considered as a single enterprise, and (b) an instrument by which the Company or any of its subsidiaries is bound or by which the Company or any of its subsidiaries or any of its properties may be bound or affected.

2. Attached as Schedule 1 to this Officer’s Certificate is a true, accurate and complete list of every order, judgment or decree (collectively, the “Applicable Orders”) of any governmental authority by which the Company or any of its subsidiaries or any of its properties is bound, that is material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries, considered as a single enterprise.

3. The Company and its subsidiaries are engaged in businesses other than that of investing, reinvesting, owning, holding or trading in Securities. Furthermore, the Company and its subsidiaries:

(a) are not engaged primarily, nor does any of them hold itself out as being engaged primarily, nor does any of them propose to engage primarily, in the business of investing, reinvesting, or trading in Securities;

(b) are not engaged, nor do any of them propose to engage, in the business of issuing Face-Amount Certificates of the Installment Type, nor has any of them been engaged in such business and has any such certificates outstanding;

(c) are not engaged, nor does any of them propose to engage, in the business of investing, reinvesting, owning, holding or trading in Securities (other than Securities of its respective subsidiaries); and

(d) do not own, nor does any of them propose to acquire, Investment Securities having a value exceeding 40 percent of the value of its total assets (exclusive of Government Securities and cash items) on an unconsolidated basis.

4. The Company and its subsidiaries do not own, and none of the proceeds from the offering of notes contemplated by the Purchase Agreement will be used directly or indirectly to purchase or carry, any “margin stock” as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.

As used in paragraph 3 of this certificate:

“Face-Amount Certificate of the Installment Type” means any certificate, investment contract or other Security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than twenty-four months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

“Government Security” means any Security issued or guaranteed as to principal or interest by the United States of America, or by an entity controlled or supervised by and acting as an instrumentality of the Government of the United States of America pursuant to authority granted by the Congress of the United States of America; or any certificate of deposit for any of the foregoing;

“Investment Securities” means all Securities, except (i) Government Securities and (ii) Securities issued by majority-owned subsidiaries of the owner, which subsidiaries: (A) are not themselves engaged in any activity described in clauses (a) through (c) of paragraph 3 of this certificate; and (B) do not own or propose to own Investment Securities having a value exceeding 40 percent of the value of each such subsidiary’s total assets (exclusive of Government Securities and cash items) on an unconsolidated basis; and

“Security” or “Securities” means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

IN WITNESS WHEREOF the undersigned has executed this Officer’s Certificate as of the date first written above.

Mark A. Fischer

Schedule 1

Applicable Orders

None.

ANNEX D-2

Form of Opinion of Robert W. Kelly II, Esq., General Counsel of the Company

Ladies and Gentlemen:

This legal opinion is provided to you pursuant to Section 6(g) of the Purchase Agreement, dated April 18, 2012 (the “Purchase Agreement”), between (i) Chaparral Energy, Inc., a Delaware corporation (the “Company”), (ii) the subsidiaries of the Company named therein as parties thereto and listed in Schedule 2 thereto as guarantors (collectively, the “Guarantors”) and (iii) Credit Suisse Securities (USA) LLC as representative for the Initial Purchasers listed in Schedule 1 to the Purchase Agreement (the “Initial Purchasers”) relating to the issuance and sale by the Company of $400,000,000 aggregate principal amount of 7.625% Senior Notes due 2022 (the “Securities”). Capitalized terms used herein, which are not otherwise defined, shall have the same meaning assigned to such term under the Purchase Agreement.

In my capacity as counsel to the Company, I, or attorneys over whom I exercise supervision, have examined the preliminary offering circular dated April 18, 2012 (the “Preliminary Offering Circular”, as supplemented by the Pricing Supplement dated April 18, 2012 (the “Pricing Supplement” and, together with the Preliminary Offering Circular, the “Time of Sale Information”) and the final offering circular dated April 18, 2012 related to the offering and the sale of the Securities (the “Final Offering Circular”). In addition, I, or attorneys over whom I exercise supervision, have examined the originals, or copies identified to our satisfaction, of such corporate records of the Company and its subsidiaries, including the Guarantors, certificates of public officials, officers of the Company and its subsidiaries, including the Guarantors, and other persons and such other documents, agreements and instruments as I have deemed necessary as a basis for the opinions hereinafter expressed.

Based on the foregoing, I am of the opinion that:

1. The Company has been duly qualified as a foreign corporation to transact business and is in good standing in the State of Oklahoma.

2. The Guarantors are organized in the states set opposite their names on Schedule 2 of the Purchase Agreement (the “Applicable Guarantors,” and each an “Applicable Guarantor”) and each has been duly formed, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its respective state, and has the corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Information and the Final Offering Circular.

3. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities, and the issuance and sale of the Securities pursuant to the Purchase Agreement and the Indenture, has been duly authorized by the Sole Member of the Applicable Guarantors or in the case of Green Country Supply, Inc., its Board of Directors, and each of the Purchase Agreement, the Registration Rights Agreement and the Indenture, including the guarantee of the Securities and Exchange Securities pursuant to the Indenture, has been validly executed and delivered by each of the Applicable Guarantors.

4. The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Company and the Guarantors, the compliance by the Company and the Guarantors with all the provisions thereof and the consummation of the transactions contemplated hereby and thereby will not, to my knowledge, (A) violate any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor or their respective property is bound or (B) violate or conflict with any judgment, order or decree of any court or governmental body or agency having jurisdiction over the Company or any Guarantor or their respective property, except in each case, for such violations as would not have a Material Adverse Effect.

5. To my knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Time of Sale Information and the Final Offering Circular which are not described as required or of any contracts or documents of a character required to be described in the Time of Sale Information and the Final Offering Circular which are not described as required, and in each case insofar as such descriptions constitute summaries of the legal matters, documents or proceedings referred to in the Time of Sale Information and the Final Offering Circular, fairly present as of the date of the Purchase Agreement the information disclosed in the Time of Sale Information and the Final Offering Circular in all material aspects, it being understood that I express no opinion as to the financial statements or schedules or other financial data contained in the Time of Sale Information and the Final Offering Circular.

The opinions expressed herein are limited to the federal laws of the United States and, to the extent relevant hereto, the laws of the State of Oklahoma, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

This opinion is given as of the date hereof and is solely for the benefit of the Initial Purchasers and the Trustee in connection with the transactions contemplated by the Purchase Agreement. This opinion may be relied upon by McAfee Taft A Professional Corporation in connection with their opinion rendered in connection with the transactions contemplated by the Purchase Agreement. This opinion may not be relied upon for any other purpose or relied upon by any other person for any purpose without my prior written consent.

Very truly yours,

Robert W. Kelly II

Senior Vice President and General Counsel

Exhibit A

Form of Registration Rights Agreement

To be provided under separate cover.